Exhibit 23.2


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We consent to the use in this Registration Statement on Form SB-2 of our report dated June 4, 2004, relating to the financial statements of Premier Exhibitions, Inc. and to the reference to our Firm under the caption "Experts" in the Prospectus.




                        /s/ Kempisty & Company, CPAs, P.C.
                        ---------------------------------
                        Kempisty & Company, CPAs, P.C.
                        New York, New York


Dated: December 8, 2004